UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 19, 2020

____________________________

ChineseInvestors.com, Inc.

(Exact name of registrant as specified in its charter)

____________________________

Indiana	000-54207	35-2089868
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

227 W. Valley Blvd. #208A, San Gabriel, CA		91776
(Address of principal executive offices)		(Zip Code)

(626) 589-2468

(Registrant’s telephone number, including area code)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐       Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐       If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 16, 2020, ChineseInvestors.com, Inc., an Indiana corporation, (the "Company") filed with United States Bankruptcy Court for the Central District of California (the “Bankruptcy Court”) its Monthly Operating Report, for the period from October 1, 2020 to October 31, 2020 (the "Operating Report"). Exhibit 99.1 to this Current Report on Form 8-K contains the material portions of the Operating Report. On November 18, 2020, the Company also filed a supplemental monthly report for the month of August 2020 a copy of which is set forth as Exhibit 99.2 and a supplemental monthly report for the month of September 2002 a copy of which is set forth as Exhibit 99.3.

ITEM 7.01 REGULATION FD DISCLOSURE

On November 16, 2020, ChineseInvestors.com, Inc., an Indiana corporation, (the "Company") filed with United States Bankruptcy Court for the Central District of California (the “Bankruptcy Court”) its Monthly Operating Report for the period from October 1, 2020 to October 31, 2020 (the "Operating Report"). On November 18, 2020 the Company filed supplemental monthly reports for August 2020 and September 2020 disclosing additional banking activity not shown on the original Monthly Operating Reports for the period of August 1, 2020 through August 31, 2020 and September 1, 2020 through September 30, 2020, respectively. Exhibit 99.1 to this Current Report on Form 8-K contains the material portions of the Operating Report. Exhibit 99.2 to this Current Report on Form 8-K is a copy of the supplemental monthly operating report for August 2020. Exhibit 99.3 to this Current Report on Form 8-K is a copy of the supplemental monthly operating report for September 2020.

Exhibit Number	Description
99.1	Material portions of the monthly operating report dated November 16, 2020
99.2	Material portions of the Supplemental report to the monthly operating report for August 2020 dated November 18, 2020
99.3	Material portions of the Supplemental report to the monthly operating report for September 2020 dated November 18, 2020

CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

The Company cautions readers not to place undue reliance upon the information contained in the Operating Report and the supplementary operating report, which contains unaudited information and is in a format prescribed by the applicable bankruptcy law. The Operating Report is not prepared in accordance with generally accepted accounting principles ("GAAP") and may not accurately reflect the condition of the Company on a GAAP basis. The Operating Report and the supplementary operating reports are not presented on a consolidated basis and therefore do not present the consolidated results of the Company and its subsidiaries. The Company has provided the summary portions of the Operating Report without the detailed exhibits filed with the Bankruptcy Court in order to exclude information identifying the Company’s customers and vendors. Additionally, the Company notes that certain corporate costs are paid for by the parent company for the benefit of its subsidiaries. The Operating Report may be subject to revision. The Operating Report and the supplementary reports for August and September also contain information for periods shorter and otherwise different from those contained in the Company's reports pursuant to the Exchange Act.

Additionally, readers are reminded that on June 18, 2020, the Company filed a voluntary petition for Chapter 11 bankruptcy protection under the Bankruptcy Code. This case is being administered under case number 2:20-bk-15501-ER in the Central District of California.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 19, 2020

ChineseInvestors.com, Inc.

By: /s/ Wei Wang

Name: Wei Wang

Title: Chief Executive Officer

 By: /s/ King Fai Leung____________________

Name: King Fai Leung

Title: Chief Financial Officer

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